SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 24, 2003
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Date of Report (date of earliest event reported)

2000 NEW COMMERCE, INC
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(NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

NEVADA
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(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

0-29631	95-4783102
(Commission File Number)	(IRS Employer Identification No.)

2000 NEW COMMERCE, INC.
625 HOWE STREET, Ste 700, VANCOUVER, BC CANADA V6C 2T6
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(Address of principal executive offices including zip code)

(604) 683-6648
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(Issuer's telephone number, including area code)

ITEM 1. Changes in Control of Registrant

               None

ITEM 2. Acquisition or Disposition of Assets

               None

ITEM 3. Bankruptcy or Receivership

               None

ITEM 4. Changes in Registrant’s Certifying Accountant

Friedman, Minsk Cole & Fastovsky CPAs was previously the principal accountants for 2000 New Commerce, Inc. On April 14, 2003, that firm resigned and Amisano Hanson, Chartered Accountants was engaged as principal accountants. The selection of Amisano Hanson, Chartered Accountants was recommended by the board of directors.

At no time preceding April 14, 2003 has the Company (or anyone on behalf of the Company) consulted with Amisano Hanson, Chartered Accountants on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement with Friedman, Minsk Cole & Fastovsky CPAs or a reportable event.

In connection with the audit of the fiscal year ended December 31, 2001, and the period from January 31, 2000 (inception) to December 31, 2001, and the subsequent period through April 15, 2003, there were no disagreements with Friedman, Minsk Cole & Fastovsky CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit report of Friedman, Minsk Cole & Fastovsky CPAs on the financial statements of 2000 New Commerce, Inc as of and for the year ended December 31, 2001 and the period from January 31, 2000 (inception) to December 31, 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

Friedman, Minsk Cole & Fastovsky CPAs report on the financial statements of 2000 New Commerce, Inc as of and for the year ended December 31, 2001 and the period from January 31, 2000 (inception) to December 31, 2001 contained a separate paragraph stating that “the Company has received no revenue and has suffered losses from operations that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

A letter from Friedman, Minsk Cole & Fastovsky CPAs is attached as Exhibit A.

(b) On April 15, 2003, the Company engaged Amisano Hanson, Chartered Accountants (“Amisano Hanson”) as its independent auditors for the fiscal year ended December 31, 2002. At no time preceding April 15, 2003 has the Company (or anyone on behalf of the Company) consulted with Amisano Hanson on matters regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 5. OTHER EVENTS

     On April 10, 2003 Jaak Olesk resigned from the Board of Directors of the Company.

     On April 10, 2003 the Company named Troy Nikolai as Director to serve as President and CEO. Mr. Nikolai is an accountant with C.J. Willoughby in Burnaby B.C. Canada. Mr. Nikolai is a graduate of North American Baptist College in Alberta Canada.

     On April 10, 2003, Jake Bottay agreed to be a Director of the Company and will act as Secretary and Chief Financial Officer. Mr. Bottay is a graduate of Simon Fraser University, Vancouver, Canada. Mr. Bottay is currently a self-employed consultant to public resource companies. He has served as President/Director of El Bravo Gold Mining Ltd. and is currently Director of Belmont Resources,Inc. and Consolidated E.T.C. Industries Ltd., all resource companies involved in mineral exploration.

On April 10, 2003, the Company retained Maitland & Co., a Law Corporation of 625 Howe St., Ste. 700, Vancouver, BC Canada, as legal counsel to the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements - None.

(2)	Exhibits

	Exhibit	(a) – Consent of Friedman, Minsk Cole & Fastovsky CPAs
(b) – Consent of Amisano Hanson, Chartered Accountants. (c) - Disclosure Agreement of Friedman, Minsk, Cole & Fastovsky

SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 15, 2003.

2000 NEW COMMERCE, INC

By:	/s/ Troy Nikolai
President

By:	/s/ Jake Bottay
Chief Financial Officer

Dated: April 24, 2003

EXHIBIT A

Friedman, Minsk Cole & Fastovsky CPAs
1880 Century Park East,
Suite 1011
Los Angeles, CA 90067

April 14, 2003

Securities and Exchange Commission
Washington, D.C. 20549

PRIVATE & CONFIDENTIAL

This is to confirm that the client-auditor relationship between 2000 New Commerce Inc. (Commission File Number 0-29631) and Friedman, Minsk, Cole & Fastovsky has ceased.

We received a fax from 2000 New Commerce on April 14, 2003 informing us that 2000 New Commerce, Inc. has appointed another frim to replace Friedman, Minsk, Cole & Fastovsky as independent accountants for the Company.

We have not performed audit services nor issued an audit or review report for 2000 New Commerce, Inc. subsequent to our audit for the tax year ended December 31, 2001. We confirm that through April 14, 2003 there were no disagreements on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedure, which disagreements if not resolved to our satisfaction, would have caused us to mke reference to the subject matters of disagreements in connection with our report.

Friedman, Minsk Cole & Fastovsky CPAs

Exhibit B

Amisano Hanson Chartered Accountants
604- 750 West Pender
Vancouver, BC Canada V6C 2T7

April 15, 2003

Securities and Exchange Commission
450 5th Street, N.W.
Washington DC 20549

Gentlemen:

Re:	2000 New Commerce, Inc.
Commission File 0-29631

We have read and agree with the comments in Item 4 of the Form 8-K of 2000 New Commerce, Inc. dated April 15, 2003.

/s/ Amisano Hanson, Chartered Accountants

Exhibit C